SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  October 25, 2001
                                                  ----------------

                         BIO-IMAGING TECHNOLOGIES, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                           1-11182                  11-287-2047
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)



826 Newtown-Yardley Rd., Newtown, PA                                 18940
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (267) 757-1360
                          -----------------------------
                         (Registrant's telephone number,
                              including area code)



           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On October 25, 2001 (the "Closing Date"), Bio-Imaging Technologies, Inc., a Delaware corporation (the "Company"), consummated the acquisition (the "Acquisition") of assets of the Intelligent Imaging business ("Intelligent Imaging") of Quintiles, Inc., a North Carolina corporation and wholly-owned subsidiary of Quintiles Transnational Corp. ("Quintiles"). Intelligent Imaging specializes in providing digital medical imaging services for clinical trials and the health care industry, a line of business the Company intends to continue. In the Acquisition, the Company acquired substantially all of the assets of Intelligent Imaging and assumed certain liabilities of Intelligent Imaging pursuant to the terms and conditions of the Asset Purchase Agreement, dated as of October 25, 2001, by and between the Company and Quintiles (the "Asset Purchase Agreement"). The description and defined terms, unless otherwise indicated, contained in this Item 2 of the transactions consummated pursuant to the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached to this Report as Exhibit 2.1 and is incorporated by reference herein.

     The assets acquired included Intelligent Imaging's customer contracts, equipment, permits, leases and proprietary rights. In consideration for the assets purchased, the Company made payment to Quintiles of an aggregate purchase price consisting of $1,000,000 in the form of an unsecured, subordinated convertible promissory note, dated as of October 25, 2001, made by the Company payable to Quintiles (the "Note") in the principal amount equal to $1,000,000 with interest per annum equal to the rate in effect on the business day immediately prior to the date on which payments are due under the Note equal to the Three-Month London Interbank Offering Rate as published from time to time in the Wall Street Journal plus 300 basis points, compounded annually based on a 365-day year. The Note, which is payable in quarterly installments with respect to fifty percent (50%) of the aggregate principal amount together with all outstanding interest, matures thirty-six (36) months from the Closing Date and is convertible by Quintiles any time prior to maturity into a maximum number of 1,103,753 shares of the Company's common stock, $.00025 par value (the "Common Stock"). The number of shares of Common Stock into which the Note may be converted could be less than 1,103,753, depending on the market price per share of the Common Stock on the date of conversion, and the outstanding principal balance as of any such conversion. A copy of the Note is filed as Exhibit 4.1 hereto and is incorporated by reference herein. The Company may pay Additional Consideration in accordance with the provisions as set forth in the Asset Purchase Agreement (the maximum number of shares to be issued to Quintiles pursuant to such provision is 646,247 shares of Common Stock which is to be paid out, in no event, later than February 15, 2003). The Company also assumed certain liabilities of Intelligent Imaging, including all obligations of Intelligent Imaging arising after the Closing under certain contracts and unearned income reflected on the closing balance sheet, except for certain retained liabilities.

     The principles followed in determining the amount of consideration paid in the Acquisition were based upon negotiations between unaffiliated parties and, among other factors: (i) the financial and operating performance and prospects of the Company after giving effect to the Acquisition; (ii) the proposed tax and accounting treatment to be accorded the Acquisition; (iii) the value and composition of Intelligent Imaging's assets; and (iv) the financial statements and other relevant financial and operating data of Intelligent Imaging. Prior to the Acquisition, there were no material relationships between Quintiles or its shareholders and the Company or any of the Company's affiliates, any director or officer of the Company, or any associate of such director or officer.

     A copy of the press release announcing the execution of the Asset Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     To be filed by amendment. The Company believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Securities and Exchange Commission no later than January 8, 2001.

     (b) Pro Forma Financial Information.

     To be filed by amendment. The Company believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Securities and Exchange Commission no later than January 8, 2001.

     (c) Exhibits.

         2.1 Asset Purchase Agreement, dated as of October 25, 2001, by and between the Company and Quintiles.*

         4.1 Promissory Note, dated as of October 25, 2001, made by the Company payable to Quintiles.

         99.1 Press Release, dated October 29, 2001, regarding the consummation of the Acquisition.

     *The schedules or exhibits to this document are not being filed herewith because the Company believes that the information contained therein is not material. Upon request therefor, the Company agrees to furnish supplementally a copy of any schedule or exhibit to the Securities and Exchange Commission (the "SEC").

     ITEM 8. CHANGE IN FISCAL YEAR

     On November 6, 2001, the Company's board of directors approved a change in the Company's fiscal year end from September 30 to December 31. The report on Form 10-QSB covering the three months ended December 31, 2001 (the transition period) will be filed in accordance with the SEC filing requirements.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BIO-IMAGING TECHNOLOGIES, INC.


                               By:  /s/ Mark L. Weinstein
                                    --------------------------------------------
                                    Name:  Mark L. Weinstein
                                    Title: President and Chief Executive Officer



November 9, 2001